UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2018 (June 12, 2018)

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 500 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 777-2673

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

As previously disclosed, on June 15, 2016, CoreSite, L.P. (the “Operating Partnership”), the operating partnership of CoreSite Realty Corporation (the “Company”), entered into a note purchase agreement (the “2016 Note Purchase Agreement”), by and among the Operating Partnership, the Company and the purchasers named therein, pursuant to which the Operating Partnership issued and sold an aggregate principal amount of $150 million of its 4.19% Senior Notes due June 15, 2023 in a private placement to certain “accredited investors” conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Also as previously disclosed, on April 20, 2017, the Operating Partnership entered into a note purchase agreement (together with the 2016 Note Purchase Agreement, each a “Note Purchase Agreement”), by and among the Operating Partnership, the Company and the purchasers named therein, pursuant to which the Operating Partnership issued and sold an aggregate principal amount of $175 million of its 3.91% Senior Notes due April 20, 2024 in a private placement to certain “accredited investors” conducted pursuant to Section 4(a)(2) of the Securities Act.

On June 12, 2018, each Note Purchase Agreement was amended (the “Amendments”) in order to, among other things, conform the terms thereof to the Operating Partnership’s fourth amended and restated unsecured credit agreement and the Operating Partnership’s amended and restated unsecured term loan agreement (together, the “Credit Agreements”), including providing for the release of subsidiary guarantors upon receipt by the Company of an investment grade rating and increases or decreases, as applicable, to a number of ratios and other figures in each Note Purchase Agreement in order to provide increased flexibility for the Operating Partnership and its subsidiaries.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of each amendment attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1

First Amendment, dated June 12, 2018, by and among CoreSite, L.P., CoreSite Realty Corporation and the noteholders party thereto, to that certain Note Purchase Agreement, dated as of June 15, 2016, by and among CoreSite, L.P., CoreSite Realty Corporation and the purchasers listed on the Purchaser Schedule thereto.

10.2

First Amendment, dated June 12, 2018, by and among CoreSite, L.P., CoreSite Realty Corporation and the noteholders party thereto, to that certain Note Purchase Agreement, dated as of April 20, 2017, by and among CoreSite, L.P., CoreSite Realty Corporation and the purchasers listed on the Purchaser Schedule thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2018

CORESITE REALTY CORPORATION

By:	/s/ Jeffrey S. Finnin
Name:	Jeffrey S. Finnin
Title:	Chief Financial Officer